Acquisition of Business (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 01, 2019	Dec. 31, 2018
Acquisition of Business (Textual)
Goodwill	$ 5,147	$ 471	$ 4,676
Imdecol Ltd [Member]
Acquisition of Business (Textual)
Purchase price, description	a. An advance of $276 was paid to Imdecol in cash upon signing the definitive agreement in March 2019; b. An additional approximately $1,619 was paid to Imdecol in cash at closing, on June 1, 2019. c. The final consideration will be paid by August 2020, according to the Formula of Consideration. Additional payment, if required, will be done in the following manner:
Ordinary shares value issued for payment	$ 417